EXHIBIT 10.2

                        ASSET PURCHASE AND SALE AGREEMENT

THE SECURITIES TRANSFERRED HEREIN AS PART OF THE PURCHASE PRICE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON ONE OR MORE EXEMPTIONS THEREUNDER AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER.

         This Asset Purchase and Sale Agreement (together with all Exhibits and Schedules hereto, the "Agreement") is entered into as of the 15th day of September, 2003 (the "Closing Date") by and among DIRECT WIRELESS COMMUNICATIONS, INC., a Texas public corporation (together with its successors and permitted assigns, "Buyer"), BARNHILL GROUP, LLC, a Georgia limited liability company with its principal place of business and company headquarters at 2 Springfield Place, Savannah, Georgia 31411 ("Company") and STEVEN BARNHILL ("Barnhill") (hereinafter sometimes referred to collectively as the "Sellers" and individually as a "Seller"). (Buyer, Company and Seller are hereinafter sometimes referred to collectively as the "Parties" and individually as a "Party.")

         WHEREAS, Seller is the owner of 100% of the issued and outstanding membership units of the Company and has the required and necessary authority to enter into this Agreement on behalf of the Company; and

         WHEREAS, the Company is engaged in the business of Consulting (the "Business"); and

         WHEREAS, Buyer is a publicly traded company engaged in, among other things, the acquisition of companies involved in medical technology and development; and

         WHEREAS, Seller desires to sell, and Buyer desires to purchase, the Company's assets listed on Schedule 1.3 (the "Company Assets"), so that Buyer shall be the sole holder of the Company Assets, for the consideration, upon the terms, and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises, the provisions and the respective covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1. PURCHASE AND SALE OF COMPANY ASSETS; SELLER'S RETAINED ASSETS;
           DELIVERIES.
           ---------------------------------------------------------------------

         1.1. Sale and Purchase of Company Assets. Upon the terms and subject to the representations, warranties, covenants and conditions set forth herein, Seller hereby sells, grants, conveys, assigns, transfers and delivers to Buyer, and Buyer purchases and acquires from Seller, all right, title and interest of Seller in and to the Company Assets, free and clear of all claims, security interests, liens and encumbrances, restrictions, rights of others of any kind or character, for the consideration described and payable as set forth in Section
1.2 hereof.

         1.2 Purchase Price.

         1.2.1 Purchase Price. Upon the terms and subject to the conditions set forth herein, in consideration for the sale, grant, conveyance, assignment, transfer and delivery of the Company Assets, Buyer agrees to pay and deliver to Seller 29,825,564 shares of the common stock of Buyer ("Purchase Price").

         1.2.2 Delivery. The parties stipulate and agree that the shares representing the Purchase Price have been transferred and delivered to Seller.(1)

         1.3. Company Assets. The Company Assets are those assets listed on
Schedule 1.3.

         1.4. Seller's Retained Assets. The "Seller's Retained Assets" are all assets of the Company and Barnhill other than the Company Assets set forth on
Schedule 1.3, and none of Seller's Retained Assets shall be transferred or otherwise affected by this Agreement.

         1.5 Other Deliveries by Seller and Company to Buyer. At the Closing, Seller shall deliver or cause to be delivered to Buyer:

             (a) All such bills of sale, deeds, assignments and other documents and instruments of sale, assignment, conveyance and transfer, as Buyer or its counsel may deem necessary or desirable to effect the transfer of the Company Assets to Buyer;

             (b) A certificate executed by an officer of the Company dated as of the Closing Date, certifying that all representations and warranties of such Company and Seller herein contained are true, correct and complete in all material respects, and that such Company and Seller each has performed or complied in all material respects with all of the covenants and obligations required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date;

             (c) An executed original of each consent required to be obtained;

             (d) The disclosure schedules required by this Agreement (the "Disclosure Schedules");

             (e) The Stephen Barnhill Employment Agreement executed by Stephen Barnhill;2 and

             (f) Such other instruments and documents as are required by any other provisions of this Agreement to be delivered on the Closing Date by Seller to Buyer.

         1.6 Deliveries by Buyer to Seller. At the Closing, Buyer shall deliver or cause to be delivered to Seller and the Company.

             (a) The Purchase Price in accordance with Section 1.2.1;

             (b) A certificate executed by an officer of Buyer, dated as of the Closing Date, certifying that all representations and warranties of Buyer herein contained are true, correct and complete in all material respects as of the Closing Date, and that Buyer has performed or complied in all material respects with all of the covenants and obligations required by this Agreement to be performed or complied with by Buyer on or prior to the Closing Date;

----------------------
(1) In whose name are the shares issued? Barnhill Group, LLC?
(2) Status?

             (c) The Stephen Barnhill Employment Agreement executed by Buyer;

             (d) Such other instruments and documents as are required by any other provisions of this Agreement to be delivered on the Closing Date by Buyer to Seller or Company.

         1.7. Directors and Officers of the Buyer After Effective Date After the Closing Date, the following persons shall become officers and directors of Buyer until such time as they may be replaced in accordance with the Bylaws of the
Company: [Walker to confirm logistics]

         Officers:  Bill G. Williams        Chairman and Chief Executive Officer
                    Stephen Barnhill        President
                    Robert S. Braswell, IV  Vice President/Compliance Officer
                    W. Steven Walker        Secretary

         Directors: Bill G. Williams
                    Stephen Barnhill
                    Robert S. Braswell, IV
                    W. Steven Walker
                    -------------------
                    -------------------

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF SELLER.
           -----------------------------------------

         2.1 Ownership of the Company Assets. Seller is the sole owner, beneficially and of record, of all of the Company Assets, free and clear of any pledge, lien, security interest, encumbrance or claim of any kind other than those listed on Schedule 2.1 hereto.3 Upon delivery of the Company Assets to Buyer pursuant to this Agreement, Buyer will receive good and marketable title thereto, free and clear of any pledge, lien, security interest, encumbrance or claim of any kind other than those listed on Schedule 2.1 hereto.

         2.2 Authorization, Validity and Effect of Agreements.

             (a) The Company has the requisite power and authority necessary to execute and deliver this Agreement and the agreements contemplated hereby, and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by the Company, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized and approved by all requisite action on the part of the Company.

             (b) This Agreement constitutes, and all agreements and documents contemplated hereby, when executed and delivered pursuant hereto, for value received, will constitute, the valid and legally binding obligations of Seller and the Company enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and by general principles of equity (whether in a proceeding at law or in equity).

----------------------
(3) Are there any transfer restrictions related to the Fractal Units in the Operating Agreement?

             (c) Except as set forth on Schedule 2.2, the execution and delivery of this Agreement by Seller and the Company does not, and the consummation of the transactions contemplated hereby by such Seller and the Company will not (i) require the consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party;
(ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of the Company pursuant to any provision of, any indenture, mortgage, lease, license, franchise, permit, authorization, lien, trust, or other agreement or instrument to which Seller or the Company is bound; (iii) violate or conflict with any provision of the Company's organizational documents, as amended to the date hereof; (iv) result in the violation of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree, or arbitration award, or an event which with notice, lapse of time or both, would result in any such violation.

         2.3 No Undisclosed Liabilities. Except as set forth on Schedule 2.3, on the Closing Date, the Company Assets had no liens or encumbrances, liabilities, liens or claims, of the type which should be disclosed. Additionally, there are no facts, conditions or circumstances, known to Seller or the Company, that will or may reasonably be expected to cause, either presently or with the passage of time, a "material adverse change" in the condition (financial or otherwise), of the Company Assets.

         2.4 Consents. Except as disclosed on Schedule 2.4, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other entity is required to be obtained or made by Seller or the Company in connection with the execution and delivery of this Agreement or the performance of the obligations hereunder.

         2.5 Broker's or Consultant's Fees. Each of Seller and the Company represents and warrants that each has dealt with no broker, finder or similar consultant in connection with the transaction contemplated by this Agreement, and, consequently, that no commission or finder's fee is due or payable in connection herewith.

         2.6 No Untrue Statement. No representation or warranty of the Seller or Company contained herein nor any written information, exhibits, schedules or agreements furnished by or on behalf of Seller or Company pursuant to this Agreement or in connection with the transaction contemplated herein contains or shall contain any untrue statement of a material fact, or omit or shall omit to state a material fact necessary to make the statements and facts contained therein not misleading. Except as set forth on Schedule 2.6, there is no fact known to Seller or the Company which materially adversely affects, or in the future may materially adversely affect, individually or in the aggregate, the condition (financial or otherwise), assets, liabilities, business, operations or prospects of the Company, that has not been set forth herein or heretofore communicated to Buyer in writing.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF BUYER
           ---------------------------------------

         As an inducement to Seller to enter into and perform this Agreement, and in consideration of the covenants of Seller contained herein, Buyer represents and warrants to Seller, which representations and warranties shall survive the Closing, as follows:

         3.1 Existence; Good Standing. Buyer is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Texas and in each jurisdiction where either the conduct of its business or ownership of its properties requires qualification to do business.

         3.2 Authority. The Buyer has the requisite power and authority necessary to execute and deliver this Agreement, and the agreements contemplated hereby, and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and all other documents contemplated hereby by Buyer, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action.

         3.3 Enforceability. This Agreement, together with the documents contemplated hereby, and the Barnhill Employment Agreement, each when executed and delivered, constitute, the valid and legally binding obligations of Buyer enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and by principles of equity (whether in a proceeding at law or in equity).

         3.4 No Consents or Breaches. The execution and delivery of this Agreement by Seller and the Company does not, and the consummation of the transactions contemplated hereby by such Seller and the Company will not (i) except as set forth on Schedule 3.44 hereof, require the consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party; (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of the Company pursuant to any provision of, any indenture, mortgage, lease, license, franchise, permit, authorization, lien, trust, or other agreement or instrument to which Seller or the Company is bound; (iii) violate or conflict with any provision of the Company's organizational documents, as amended to the date hereof; (iv) result in the violation of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree, or arbitration award, or an event which with notice, lapse of time or both, would result in any such violation.

         3.5 Broker's or Consultant's Fees. Buyer represents and warrants that it has dealt with no broker, finder or similar consultant in connection with the transaction contemplated by this Agreement, and, consequently, that no commission or finder's fee is due or payable in connection herewith.

         3.6 Consents. Except as disclosed on Schedule 3.6, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other entity is required to be obtained or made by any Buyer in connection with the execution and delivery of this Agreement or the performance of the obligations hereunder.

         3.7 No Untrue Statement. No representation or warranty of Buyer contained herein nor any written information, exhibits, schedules or agreements furnished by or on behalf of Buyer pursuant to this Agreement or in connection with the transaction contemplated herein contains or shall contain any untrue statement of a material fact, or omit or shall omit to state a material fact necessary to make the statements and facts contained therein not misleading. There is no fact known to Buyer which materially adversely affects, or in the future may materially adversely affect, individually or in the aggregate, the condition (financial or otherwise), assets, liabilities, business, operations or prospects of Buyer, that has not been set forth herein or heretofore communicated to Buyer in writing.

----------------------
* What is on this schedule?

         3.8 Capitalization. The authorized capital stock of the Buyer consists of 200,000,000 shares of no par value common stock, of which 59,751,128 shares are issued and outstanding. Except as set forth on Schedule 3.8: (i) no options, warrants, subscriptions, puts, calls or other rights, commitments, undertakings or understandings granted by the Buyer to acquire, dispose of or restrict the transfer of, any of the Buyer's capital stock or other securities of any kind or class or rights, obligations or undertakings convertible into securities of any kind or class of the Buyer are authorized or outstanding; (ii) the Buyer is not subject to any obligation to purchase, redeem or otherwise acquire any of its capital stock or securities (or of any options or rights or obligations described in the preceding clause (i)) upon the occurrence of a specified event (and assuming that specified time periods have passed and appropriate notices have been given) or otherwise and (iii) no other kind or class of capital stock except as described in this Section 3.8 is authorized or outstanding. All issued and outstanding shares of the Buyer (other than those issued to the Company) have been duly authorized and validly issued and are fully paid and nonassessable, were not issued in violation of any preemptive rights and were issued in compliance with all applicable federal and state securities laws. The shares of the Buyer issued and delivered to the Company as described in Section 1.2, and upon delivery of the Company Assets as provided in this Agreement, are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Buyer's Articles of Incorporation or bylaws or any agreement to which Buyer is a party or is bound.

         3.9 Absences of Undisclosed Liabilities. Except as and to the extent reflected in or reserved against in the Buyer's financial statements, the Buyer has no other liabilities of any nature (whether accrued, absolute, contingent, changing, known, unknown, determinable, indeterminable, liquidated, unliquidated or otherwise and whether due or to become due) relating to any existing or prior act, omission, condition or state of facts that would materially affect the Buyer's business, financial condition or results of operations.

         3.10 Litigation. The Buyer (a) is not (and since December 31, 2002 has not been) engaged in, a party to, subject to or threatened with any claim, controversy, legal or equitable action or other proceeding (whether as plaintiff, defendant or otherwise); and (b) is not (and since December 31, 2002 has not been) a party to or subject to any judgment, order, decree or restriction against it.

         3.11 Compliance with Laws. The Buyer is (and has been) in compliance in all material respects with all applicable law, including that involving antitrust, unfair competition, trade regulation, securities antipollution, environmental, employment and plant downsizing, relocation, closing or safety. The Buyer is not (and since December 31, 2002 has not been) either charged with, in receipt of any notice of, or under investigation with respect to any material failure or alleged material failure to comply with any provision of any applicable law that has had or that could be reasonably expected to have a material adverse effect on the assets owned, leased or currently used by the Buyer or on the Buyer's business, financial condition or results of operations.

         3.12 Financial Statements. The financial statements of Buyer contained in its public filings made with the Securities and Exchange (i) have been prepared from and in accordance with the books and records of Buyer and in conformity with United States generally accepted accounting principles, consistently applied, in effect at the date of such financial statement ("GAAP") and (ii) such financial statements present fairly in accordance with GAAP the consolidated financial position and results of operations and cash flows of Buyer as of their respective dates and for the respective periods covered thereby.

         3.13 Change in Control Provisions. The Buyer is not a party nor subject to any agreement that contains any provisions that become effective or are accelerated or contingent upon a change in control of the Buyer or otherwise require any payment or performance by the Buyer or any officer, director or shareholder thereof, now or in the future, in connection with or as a result of any of the transactions contemplated by this Agreement.

ARTICLE 4. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS.
           --------------------------------------------

         The obligations of Buyer to purchase and pay for the Company Assets shall be subject to and conditioned upon, at Buyer's option, the satisfaction as of the Closing Date of each of the following conditions:

         4.1 Accuracy of Representations and Warranties. All representations and warranties of Seller and the Company contained herein shall be true and correct in all material respects at and as of the Closing Date.

         4.2 Compliance with Agreement. Seller and the Company shall have performed all agreements and covenants and satisfied all conditions on their part to be performed or satisfied by the Closing Date pursuant to the terms hereof.

         4.3 Reasonable Access; Investigation. The Company shall have allowed Buyer during regular business hours, through its employees, agent and representatives, to make such investigation of the business, properties, plant, books and records of Company and to conduct such examination of the condition (financial or otherwise) of Company as Buyer deems necessary or advisable to familiarize itself with such business, properties, plant, books, records, condition and other matters. Buyer shall be satisfied, in its sole discretion, with the results of its investigation of the business, properties, plant, books and records of the Company.

         4.4 Employment Agreement with Stephen Barnhill. Buyer shall have concluded an employment agreement on terms and conditions satisfactory to Buyer in its sole discretion with Stephen Barnhill.

         4.5 Consents. All notices, consent, approvals and waivers, if any, described in Schedule 2.4, necessary to the consummation of the transactions contemplated herein required in order to prevent a default or termination under the terms of any agreement to which any of the Seller or the Company is a party or is bound shall be obtained and shall remain in full force and effect at and as of the Closing Date.

         4.6 No Adverse Proceedings. No law shall have been enacted or promulgated, and no suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby, seeks to restrain or prohibit the transactions contemplated hereby, or which claims, or might give rise to a claim for, damages against Buyer as a result of the consummation of the transactions, or which in Buyer's judgment imposes or may impose undue burdens upon the Company or the Buyer.

         4.7 UCC, Tax Lien and Judgment Search Results. Buyer shall have obtained, at Buyer's sole cost and expense, a report, in form and substance satisfactory to Buyer, as to the results of an examination of financing statements filed under the Uniform Commercial Code, and tax lien and judgment records, in each office in each such jurisdiction as Buyer shall require, and such report shall indicate no material security interests, tax liens, judgments or other liens not previously disclosed in writing to Buyer with respect to the Company Assets.

         4.8 Required Documents. Seller shall have delivered all reports, agreements, certificates, instruments, opinions and other documents required by this Agreement to be delivered by Seller on the Closing Date, and the form and substance of all such reports, agreements, certificates, instruments, opinions and other documents shall be reasonably satisfactory to Buyer.

ARTICLE 5. CONDITIONS PRECEDENT TO SELLER'S AND COMPANY'S OBLIGATIONS
           ----------------------------------------------------------

         The obligations of Seller to sell, grant, convey, assign, transfer and deliver the Company Assets and for Seller and the Company otherwise to perform their respective obligations hereunder shall be subject to and conditioned upon, at Seller's and the Company's option, the satisfaction of each of the following conditions:

         5.1 Representations and Warranties. All representations and warranties of Buyer contained herein shall be true and correct in all material respects at and as of the Closing Date.

         5.2 Compliance with Agreement. Buyer shall have performed all agreements and covenants and satisfied all conditions on its part to be performed or satisfied by the Closing Date pursuant to the terms hereof.

         5.3 No Adverse Proceedings. No law shall have been enacted or promulgated, and no suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby, seeks to restrain or prohibit the transactions contemplated hereby, or which claims, or might give rise to a claim for, damages against Buyer as a result of the consummation of the transactions, or which in Buyer's judgment imposes or may impose undue burdens upon the Company or the Buyer.

         5.4 Employment Agreement with Stephen Barnhill. Buyer shall have concluded an employment agreement on terms and conditions satisfactory to Buyer in its sole discretion with Stephen Barnhill.

         5.5 Required Documents. Buyer shall have delivered all reports, agreements, certificates, instruments, opinions and other documents required by this Agreement to be delivered by Buyer on the Closing Date, and the form and substance of all such reports, agreements, certificates, instruments, opinions and other documents shall be reasonably satisfactory to Seller and the Company.

ARTICLE 6. INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
           ------------------------------------------------------------

         6.1 Survival of Representations and Warranties and Indemnity Obligations. All representations and warranties made by the Parties in this Agreement and the indemnification obligations contained in this Article 6 shall survive the execution hereof and the Closing Date, and shall survive until the expiration of any applicable statute of limitations plus a period of fifteen
(15) days.

         6.2 Losses. "Losses" shall mean, for purposes of this Article 6, with respect to any person or party, any actual out-of-pocket payment, expense incurred or income loss resulting from any loss, liability, obligation, damage (including, without limitation, consequential, punitive, special or otherwise), deficiency, lien, claim, suit, cause of action, judgment, cost or expense (including, without limitation, reasonable attorneys' and accountants' fees and expenses and court costs of any kind, nature or description (regardless of whether the claim or threat of lawsuit matures into a lawsuit)).

         6.3 Indemnification by Seller. Subject to the provisions of this
Article 6, Seller, jointly and severally, shall indemnify, defend, protect, save and hold harmless Buyer and its officers, directors, employees and agents ("Seller Indemnified Parties") against, and will reimburse Buyer and/or any of the aforementioned indemnitees on demand for, any and all Losses made or incurred by or asserted against any of the Seller Indemnified Parties, at any time after the Closing Date, directly or indirectly, arising out of, related to, caused by, or resulting from any of the following ("Seller Indemnified Claims"):

         any inaccuracy or misrepresentation in, omission from, or breach or nonfulfillment of, any representation, warranty, term, provision, or covenant by any of Seller and/or the Company contained in this Agreement, or in any Schedule or Exhibit hereto.

         6.6 Indemnification by Buyer. Subject to the provisions of this Article 6, Buyer shall indemnify, defend, protect, save and hold harmless each Seller and their officers, directors, employees and agents ("Buyer Indemnified Parties" and with the Seller Indemnified Parties, the "Indemnified Parties") against, and will reimburse such Buyer Indemnified Parties on demand for, any and all Losses made or incurred by or asserted against any of the Buyer Indemnified Parties, at any time after the Closing Date, directly or indirectly, arising out of, related to, caused by, or resulting from any of the following ("Buyer Indemnified Claims"):

         any inaccuracy, omission, misrepresentation in, omission from, or breach of nonfulfillment of any representation, warranty, term, provision, covenant or agreement on the part of Buyer contained in this Agreement or in any Schedule or Exhibit hereto.

         6.7 Limitation on Liability. Notwithstanding the forgoing, the Indemnifying Party's obligations to indemnify the Indemnified Party against any Loss shall be subject to the following limitations:

             (a) Threshold. No indemnification shall be made under Section 6.5 or 6.6 until the aggregate amount of Loss exceeds $25,000.00 (the "Threshold"), but if the aggregate amount of Loss thereunder exceeds $25,000.00, then indemnification shall be made by the Indemnifying Party thereunder to the full extent of Loss.

             (b) Ceiling. Neither Seller nor Buyer shall be obligated to make indemnification payments by virtue of Section 6.6 or Section 6.7 to the extent Loss exceed $600,000.00.

         6.8 Fraud; Intentional Misrepresentation. The limitations set forth in
Section 6.7 shall not apply to any Loss arising out of (i) fraud or (ii) the breach of any representation or warranty contained herein or pursuant hereto if such representation or warranty was made with actual knowledge that it contained an untrue statement of a fact or omitted to state a fact necessary to make the statements of facts contained therein not misleading.

ARTICLE 7. MISCELLANEOUS.
           --------------

         7.1 Notices. Any notice, consent, approval, request, demand, declaration or other communication required hereunder shall be in and shall be given and shall be deemed to have been received if (i) delivered in person with receipt acknowledged, (ii) telecopied and electronically confirmed during regular business hours of recipient at recipient's place of business, and if sent outside of regular business hours, such notice is deemed given on the next business day, (iii) delivered by a nationally recognized overnight courier for next business day delivery with receipt acknowledged, or (iv) four days after being placed in the federal mail, postage prepaid, certified or registered mail, return receipt requested.

         7.2 Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Parties, the Indemnified Parties, and their respective successors and permitted assigns. Notwithstanding anything contained herein to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person (other than the Parties, the Indemnified Parties, or their respective successors and permitted assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         7.3 No Third-party Beneficiaries. No person or entity not a Party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder.

         7.4 Entire Agreement; Amendment. This Agreement, together with the Exhibits, Schedules and other agreements and documents contemplated hereby, constitute the final written expression of all agreements between the Parties, and is a complete and exclusive statement of those terms. Except as specifically included or referred herein, this Agreement and the Exhibits, Schedules and other agreements and documents contemplated hereby supersede all prior understandings, negotiations and agreements concerning the matters specified herein, including without limitation the Letter Agreement, dated August 15, 2003, between Seller and Buyer. Any representations, promises, warranties or statements made by any Party that differ in any way from the terms of this written Agreement, and the Exhibits, Schedules and other agreements and documents contemplated hereby, shall be given no force or effect (except as specifically included or referred to herein). The Parties specifically represent, each to the others, that there are no additional or supplemental agreements between them related in any way to the matters herein contained unless specifically included or referred to herein. No addition to or modification of any provision hereof shall be binding upon any Party unless made in writing and signed by all Parties.

         7.5 Governing Law. THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, PROVISIONS CONCERNING LIMITATIONS OF ACTION), SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUSIVE OF THE CONFLICT OF LAW PROVISIONS THEREOF) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         7.6 Venue; Binding Arbitration. PURSUANT TO THE FEDERAL ARBITRATION ACT, ALL DISPUTES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO DISPUTES REGARDING THE VALIDITY OF THIS PROVISION, SHALL BE SUBMITTED EXCLUSIVELY TO BINDING ARBITRATION IN DALLAS, TEXAS, PURSUANT TO THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION, PROVIDED HOWEVER THAT A PARTY SHALL BE ENTITLED TO SEEK INJUNCTIVE RELIEF FROM A COURT OF JURISDICTION AGAINST BREACH

HEREOF OR IN AID OF ARBITRATION. THE PARTIES UNDERSTAND THAT THE AGREEMENT TO ARBITRATION CONSTITUTES A WAIVER OF TRIAL BY JURY. THE PARTIES IRREVOCABLY DESIGNATE AND CONSENT TO THE EXCLUSIVE AND MANDATORY PERSONAL JURISDICTION, VENUE AND FORUM OF THE FEDERAL AND STATE COURTS IN DALLAS, TEXAS, FOR ALL JUDICIAL RECOURSE ANCILLARY TO THE ARBITRATION, EXCEPT THAT the prevailing party in any arbitration shall be entitled to enforcement of the arbitral award in any court of competent jurisdiction.

         7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         7.8 Headings. Headings of the Sections and Articles of this Agreement are for the convenience of reference only, and shall be given no substantive or interpretive effect whatsoever.

         7.9 Waivers. No wavier of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the date hereof and signed by all Parties. No waiver of any breach, term or condition of this Agreement by any Party shall constitute a subsequent waiver of the same or any other breach, term or condition.

         7.10 Severability. If for any reason whatsoever, any one or more of the provisions hereof shall be held or deemed to be illegal, inoperative, unenforceable or invalid, such determination shall not render any of the other provisions hereof illegal, inoperative, unenforceable or invalid, but this Agreement shall be construed as if such illegal, inoperative, unenforceable or invalid provisions had never been contained herein.

         7.11 Assignability. Neither this Agreement nor any of the Parties' rights hereunder may be assigned by any Party without the prior written consent of the other Parties.

         7.12 Construction. The Parties acknowledge that their respective attorneys have participated jointly in the drafting of this Agreement and that it has not been written solely by counsel for one Party. The Parties agree that the rule of construction to the effect that any ambiguities are to be or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any Party against another.

         7.13 Attorneys' Fees. The prevailing Party in any dispute between or among the Parties arising out of the interpretation, application or enforcement of any provision hereof shall be entitled to recover its reasonable attorneys' fees and costs whether suit be filed or not, including without limitation costs and attorneys' fees related to or arising out of any, trial or appellate proceedings.

         7.14 Expenses. Except as specifically provided herein, each Party shall pay all of its own costs and expenses incurred or to be incurred in negotiating and preparing this Agreement and in effecting and carrying out the transactions contemplated hereby.

         7.15 Further Actions. At any time and from time to time after the Closing Date, each Party hereto agrees, at its own expense (except as otherwise provided herein), to take such actions and to execute, acknowledge and deliver such documents as may be reasonably requested by another Party to effectuate the purposes of this Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective duly authorized officers or agents, as the case may be, to be effective as of the day and year hereinabove first set forth.

BUYER:

DIRECT WIRELESS COMMUNICATIONS, INC.


By: /s/  Bill G Williams
         ---------------
         Bill G. Williams
         Chief Executive Officer

COMPANY:

BARNHILL GROUP, LLC,
A Georgia limited Liability Company


By: /s/  Stephen D. Barnhill
         -------------------
         Stephen D.Barnhill
         Manager

BARNHILL:


By: /s/  STEPHEN D. BARNHILL
         -------------------
         STEPHEN D. BARNHILL

                                  SCHEDULE 1.3

1. 42,857 membership units of Fractal Genomics, LLC


                                      E 47

                                  SCHEDULE 2.1

1. The membership units of Fractal Genomics, LLC are subject to transfer restrictions set forth in the Operating Agreement of Fractal Genomics, LLC, dated September 1, 2003.

2. The membership units of Fractal Genomics, LLC have not been registered under the Securities Act of 1933, as amended, or any state securities law and are subject to the transfer restrictions related thereto.

                                  SCHEDULE 2.2

1. See Schedule 2.1.

                                  SCHEDULE 2.3

1. See Schedule 2.1.

                                  SCHEDULE 2.4

1. Neither the Seller nor the Company is making any filing with the Securities and Exchange Commission, any other federal agency or any state agency with respect to the transfer of the membership units of Fractal Genomics, LLC.

                                  SCHEDULE 2.6


Fractal Genomics, LLC is a high-risk, startup venture with no revenue. It intends to operate in a highly competitive market and compete against companies with greater financial and other resources. Initially, it will have negative operating income and may never become profitable. As a result, any financial projections are inherently uncertain and unreliable.